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                                                                   EXHIBIT 10.1



                          FOURTH AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE

                                 Dallas, Texas

$7,500,000.00                                                    August 18, 1997

     FOR VALUE RECEIVED, BESTWAY, INC., a Delaware corporation and BESTWAY RENTAL, INC., a Tennessee corporation, K.C. RESOURCE SERVICE CORPORATION, a Missouri corporation, and U.S. CREDIT-SERVICE CORPORATION, a Missouri corporation (each individually a "MAKER" and jointly and severally, the "MAKERS"), jointly and severally promise to pay to the order of COMERICA BANK-TEXAS (the "BANK") at 1601 Elm Street, Dallas, Texas 75201, on November 18, 1997 (unless sooner due under the terms of the Loan Agreement, as that term is defined below) the principal sum of Seven Million Five Hundred Thousand No/100 Dollars ($7,500,000.00) or, if less, the aggregate unpaid principal sum shown on the schedule(s) which, at the sole option of the Bank, may be attached hereto and made a part hereof.

     The unpaid principal amount of this Note shall bear interest and be payable as provided in that certain First Amended and Restated Revolving Credit Agreement, dated August 19, 1993, between the Makers and the Bank (as amended from time to time, the "LOAN AGREEMENT") and this Note is the Revolving Credit Note referred to in the Loan Agreement. Interest shall be payable to the extent accrued on the first day of each calendar month, beginning September 1, 1997, until maturity (whether by acceleration or otherwise) and, from and after such maturity, on demand.

     This Note is secured by the Collateral described in the Loan Agreement, which Loan Agreement, as it may be amended from time to time, is by this reference incorporated herein and made a part hereof. Reference is hereby made to the Loan Agreement for a statement of its terms and conditions, including those conditions under which this Note may be paid prior to its due date or its due date accelerated. Unless otherwise defined herein, capitalized terms herein shall have the meanings given such terms in the Loan Agreement.

     If an Event of Default occurs and is not cured within the time, if any, provided for by the Loan Agreement and is continuing, the Bank may exercise any one or more of the rights (including the right to accelerate this Note and any other Indebtedness under the Loan Agreement, and remedies granted by the Loan Agreement, or given to a secured party under applicable law.

     The Bank is hereby granted a security interest in all property of each Maker at any time in the possession of the Bank and in all balances of deposit accounts of each Maker from time to time with the Bank. If an Event of Default occurs and is not cured within the time, if any, provided for by the Loan Agreement, then the Bank, upon the occurrence and continuance of any such Event of Default, or after the expiration of any time provided for cure, may at its option and without prior notice to the Makers declare the principal of and interest on this Note to be immediately due and payable and may set off against the principal of and interest on this Note (i) any amount owing by the Bank to either Maker, (ii) any property of either Maker in the
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possession of the Bank, and (iii) any amount in any deposit account of either
Maker with the Bank.

     No agreements, conditions, provisions or stipulations contained in this Note or in any other agreement between the Makers and the Bank, or the occurrence of an Event of Default, or the exercise by the Bank of the right to accelerate the payment of the Maturity of principal and interest, or to exercise any option whatsoever contained in this Note or any other agreement between the Makers and the Bank, or the arising of any contingency whatsoever, shall entitle the Bank to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal laws as now or as may hereinafter be in effect (the "MAXIMUM LEGAL RATE") and in no event shall the Makers be obligated to pay interest exceeding such Maximum Legal Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the Makers to pay a rate of interest exceeding the Maximum Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate (the "EXCESS"), the Makers acknowledge and stipulate that any such charge shall be the result of any accidental and bona fide error, and such Excess shall be, first, applied to reduce the principal of any obligations due, and, second, returned to the Makers, it being the intention of the parties hereto not to enter at any time into an usurious or otherwise illegal relationship. The parties hereto recognize that with fluctuations in the prime commercial interest rate from time to time announced by the Bank such unintentional result could inadvertently occur. By the execution of this Note, the Makers covenant that (a) the credit or return of any Excess shall constitute the acceptance by the Makers of such Excess, and (b) the Makers shall not seek or pursue any other remedy, legal or equitable, against the Bank based, in whole or in part, upon the charging or receiving of any interest in excess of the Maximum Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Bank, all interest at any time contracted for, changed or received by the Bank in connection with the Makers' obligations shall be amortized, prorated, allocated and spread in equal or unequal parts during the entire term of this Note. If at any time the rate of interest payable hereunder shall be computed on this basis of the Maximum Legal Rate, any subsequent reduction in the Contract Rate shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Note equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Contract Rate.

     Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the "indicated rate ceiling " from time to time in effect under Chapter 1 of the Texas Credit Code (Vernon's Texas Civil Statutes), Section (a)(1), Article 5069-1.04, as amended.

     The provisions of this Note governing the interest shall be deemed to be incorporated into every document or communication relating to the obligations which sets forth or prescribes any account, right or claims or alleged account, right or claim of the Bank with respect to the Makers (or any other obligor in respect of the obligations), whether or not any provisions of this Note is referred to therein. All such documents and communications and all figures set forth therein shall, for the purpose of computing the extent of the obligations asserted by the Bank



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thereunder, be automatically recomputed by the Makers or any other obligor, and by any court considering the same, to give effect to the adjustments or credits required by this Note.

        If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Note than is presently allowed by applicable state of federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law, as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to the Bank by reason thereof shall be payable upon demand.

        The provision of Chapter 15 of the Texas Credit Code (Vernon's Texas Code Statutes), Article 5069-15, as amended, are specifically declared by the parties hereto not to be applicable to this Note or any of the other agreements executed in connection herewith or therewith or to the transactions contemplated hereby or thereby.

        The Makers and all guarantors and endorsers (i) waive presentment, demand, protest and notice of dishonor, (ii) agree that no extension or indulgence to the Makers or release or nonenforcement of any security, whether with or without notice, shall affect the obligations of any guarantor or endorser, and (iii) agree to reimburse the holder of this Note for any and all costs and expenses (including, but not limited to, reasonable attorney fees) incurred in collecting or attempting to collect any and all principal of and interest on this Note.

        This Note is given in renewal and extension (but not as a novation) of that certain Third Amended and Restated Revolving Credit Note dated April 12, 1996, in the original principal amount of $7,500,000, executed by Makers and payable to the order of the Bank, and this Note is entitled to all benefits of all Collateral securing such prior note.

        IN WITNESS WHEREOF, the Makers have executed this Note the 18th day of August, 1997.


                                        BESTWAY, INC.



                                        By: /s/ BETH A. DURRETT
                                           -----------------------
                                                Beth A. Durrett
                                                Vice President



                                        BESTWAY RENTAL, INC.



                                        By: /s/ BETH A. DURRETT
                                           ----------------------
                                                Beth A. Durrett
                                                Vice President





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                                               K.C. RESOURCE SERVICE CORPORATION

                                               By: /s/ BETH A. DURRETT
                                                  ------------------------------
                                                    Beth A. Durrett
                                                    Vice President



                                               U.S. CREDIT-SERVICE CORPORATION

                                               By: /s/ BETH A. DURRETT
                                                  ------------------------------
                                                    Beth A. Durrett
                                                    Vice President




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